POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that John R. Hunter whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 15, 1998
------------------------------



/s/ JOHN R. HUNTER
------------------------------
John R. Hunter

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that Peter H. Heckman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ PETER H. HECKMAN
------------------------------
Peter H. Heckman

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 14, 1998
------------------------------



/s/ KEVIN R. SLAWIN
------------------------------
Kevin R. Slawin

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PL(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that G. Craig Whitehead whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ G. CRAIG WHITEHEAD
---------------------------------
G. Craig Whitehead

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that James P. Zils whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ JAMES P. ZILS
------------------------------
James P. Zils

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that Casey J. Sylla whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ CASEY J. SYLLA
------------------------------
Casey J. Sylla

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ KEITH A. HAUSCHILDT
---------------------------------
Keith A. Hauschildt

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that Marla G. Friedman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ MARLA G. FRIEDMAN
--------------------------------
Marla G. Friedman

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that Louis G. Lower, II whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ LOUIS G. LOWER, II
------------------------------
Louis G. Lower, II

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY FILING ON FORM N-4 FOR THE A I M LIFETIME PLUS(sm) II
                                VARIABLE ANNUITY



Know all men by these presents that Michael J. Velotta whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



April 16, 1998
------------------------------



/s/ MICHAEL J. VELOTTA
-----------------------------------
Michael J. Velotta